UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

GREENHUNTER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33893 (Commission File Number)	20-4864036 (IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS (Address of principal executive offices)	76051 (Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 10, 2013, the Company’s wholly owned subsidiary, GreenHunter Water, LLC sold a saltwater disposal well and associated equipment pursuant to an Asset Purchase Agreement with Sable Environmental SWD 4, LLC. The Helena Hunter SWD Well is located in Karnes County, Texas. At closing, the purchaser paid GreenHunter Water, LLC Five Million Two Hundred Thousand Dollars ($5,200,000.00). The Asset Purchase Agreement is incorporated herein by reference and is attached hereto as Exhibit 10.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER RESOURCES, INC.

Date: June 14, 2013	By:	/s/ Morgan F. Johnston

Sr. Vice President, General Counsel and Secretary

Exhibit Number	Exhibit Title

10.1	Asset Purchase Agreement by and among GreenHunter Water, LLC, Helena Hunter Water Disposal, LLC and Sable Environmental SWD 4, LLC dated June 10, 2013